Cambria Global Momentum ETF (GMOM)

Summary Prospectus

September 1, 2026

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports, and other information about the Fund online at www.cambriafunds.com/gmom. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, dated September 1, 2026, as each may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Global Momentum ETF

Investment Objective

The Fund seeks to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*:	0.59%
Distribution and/or Service (12b-1) Fees:	0.00%
Acquired Fund Fees and Expenses**:	0.36%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses**:	0.95%

*     Pursuant to the Fund’s investment advisory agreement, the Fund pays the Adviser (defined below) a unitary management fee. The Adviser, in turn, bears all of the Fund’s expenses, except for the management fee, payments under the Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which Cambria ETF Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

**   Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights reflect only the Fund’s operating expenses and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$97	$303	$525	$1,166

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in other exchange-traded funds (the “ETFs”) and other exchange traded products (“ETPs”) including, but not limited to, exchange-traded notes (“ETNs”), exchange traded currency trusts, closed-end funds, and real estate investment trusts (“REITs”, and collectively, with ETFs, ETPs, and ETNs, “Underlying Vehicles”) that offer diversified exposure, including inverse exposure, to global regions (including emerging markets), countries, styles (i.e., market capitalization, value, growth, etc.) and sectors. The Fund will invest in Underlying Vehicles, including affiliated and unaffiliated ETPs, spanning all the major world asset and instrument classes including equities, bonds (including high yield bonds, which are commonly referred to as “junk bonds”), real estate, derivatives, commodities, and currencies.

The Fund’s investment adviser, Cambria Investment Management, L.P. (“Cambria” or the “Adviser”), will actively manage the Fund’s portfolio utilizing a quantitative strategy with risk management controls in an attempt to protect capital. Cambria’s model combines momentum and trend factors to select Underlying Vehicles for the Fund. Under normal market circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Underlying Vehicles with strong momentum characteristics. For purposes of this policy, an Underlying Vehicle is deemed by the Adviser to possess strong momentum characteristics if the Underlying Vehicle is (i) priced above its long-term trend indicator and (ii) ranked highly, on absolute and relative basis, using a momentum composite comprised of short, medium and long-term momentum indicators.

Through Underlying Vehicles, the Fund may have exposure to companies in any industry and of any market capitalization. In addition to Underlying Vehicles, the Fund may invest up to 20% of its net assets directly in other securities and financial instruments, including futures, cash and cash equivalents. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in securities of issuers located in at least three different countries (including the United States).

The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to adjust the Fund’s holdings to meet target allocations monthly. As a result, the Fund may experience high portfolio turnover.

•   ETFs are registered investment companies whose shares are exchange-traded and give investors a proportional interest in the pool of securities and other assets held by the ETF.

•   ETPs are exchange-traded equity securities whose value derives from an underlying asset or portfolio of assets, which may correlate to a benchmark, such as a commodity, currency, interest rate or index. ETFs are one type of ETP.

•   ETNs are unsecured and unsubordinated debt securities whose value derives, in part, from an underlying asset or benchmark and, in part, from the credit quality of the issuer.

Principal Risks

An investment in the Fund involves risk, which includes risks the Fund may be subject to due to investments in Underlying Vehicles. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The Fund’s principal risks are presented in alphabetical order to facilitate investors’ ability to identify particular risks and compare them with the risks of other funds. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. For more information about the risks of investing in the Fund, see the sections titled “Additional Information About the Funds’ Risks” and “Additional Non-Principal Risk Information.”

Commodity Investing Risk. Investing in commodity-related companies may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. Dollar value of the Fund’s investments.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the sub advisor, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Derivatives Risk. Derivatives, such as futures, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

ETF Structure Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will require it to effect redemptions by Authorized Participants, in whole or in part, for the cash value of large blocks of Shares called Creation Units. As a result, the Fund may pay out higher annual capital gain distributions and be less tax-efficient than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions, and these added costs may be borne by the Fund and negatively impact Fund performance.

Premium-Discount Risk. Shares may trade above (premium) or below (discount) their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur a bid/ask spread, which varies over time for Shares based on trading volume and market liquidity and is generally higher if Shares have little trading volume and market liquidity. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. In addition, trading in Shares on the Exchange may be halted.

Exchange-Traded Funds, Exchange-Traded Products and Investment Companies Risk. The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Exchange-Traded Notes Risk. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay. In addition, as with investments in other ETPs, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

Fixed Income Risk. A decline in an issuer’s credit rating and/or financial condition may cause such issuer’s fixed income securities to decrease in value while experiencing increased volatility and investment risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of a fixed income security generally changes in response to changes in interest rates and may change quickly and without warning in response to issuer defaults and changes in issuer credit ratings.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; (vi) the imposition of tariffs; and (vii) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products.

Europe Risk. Many countries in Europe are closely connected such that the social, economic and political events of one European country may have adverse effects across Europe. European countries that are members of the Economic and Monetary Union of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Member nations’ compliance with these economic controls and monetary policies may significantly impact every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.

High Yield Securities Risk. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Interest Rate Risk. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Risks associated with rising interest rates are heightened given the Federal Reserve’s recent increases in interest rates. To the extent that rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Leveraging Risk. Certain of the Fund’s investments may expose the Fund to leverage, causing the Fund’s value to be more volatile.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. A significant, rapid rise in interest rates may result in a period of volatility and increased redemptions if Fund securities become illiquid and are forced to sell the illiquid securities at disadvantageous times or prices. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk. The Fund is actively managed using a model-based approach, and the Adviser selects Fund investments on a periodic basis using a proprietary quantitative algorithm developed by the Adviser for the Fund. There can be no guarantee that these strategies and processes, or the Adviser’s quantitative model, will be effective or successful investment management techniques or that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular Fund investments will be correct even if the Adviser’s overall investment strategies and processes are otherwise effective. Further, there is no guarantee that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism, tariffs, or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as changes in interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

Momentum Investing Risk. The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Portfolio Turnover Risk. The Fund’s or an Underlying Vehicle’s strategy may result in high portfolio turnover rates, which may increase the Fund’s or an Underlying Vehicle’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and select stocks, and the Fund may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.

Real Estate Industry Risk. The Fund is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems, and natural disasters.

REIT Risk. In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Underlying Vehicle Counterparty and Leverage Risk. Through its investments in Underlying Vehicles the Fund may be indirectly exposed to additional risks. For example, if an Underlying Vehicle contracts with a counterparty, the Fund indirectly bears the risk that the counterparty fails to honor its obligations, causing the Underlying Vehicle, and therefore the Fund, to lose money and decline in value. Derivatives used by Underlying Vehicles may include leverage, allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain Underlying Vehicles may comply with their obligations related to certain derivatives in accordance with Rule 18f-4 under the Investment Company Act of 1940 (the “Investment Company Act”), as applicable, the Fund’s value-at-risk limitations (if applicable) may not prevent losses greater than the value of those obligations. Other Underlying Vehicles may not employ any risk management procedures at all, leading to even greater losses. Due to the Fund’s investments in Underlying Vehicles, the value of the Fund’s Shares may be volatile.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of the Bloomberg Global Aggregate Index and the MSCI ACWI Index, each of which is a relevant broad-based securities market index. The Bloomberg Global Aggregate Index provides a measure of the performance of the overall global debt market, and the MSCI ACWI Index provides a measure of the performance of the overall global equity market. Performance is also shown for an additional index, the S&P Balanced Equity & Bond Moderate Index, which provides a measure for broad asset allocation strategies. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com/gmom.

Total Annual Returns for Calendar Year Ended December 31

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
4.31%
20.60%
-8.72%
8.02%
2.56%
18.37%
-2.76%
0.93%
7.02%
20.05%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

As of June 30, 2026, the Fund’s year-to-date total return was 6.62%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Best: 9.62%, for the quarter ended March 31, 2021.

Worst: -10.77%, for the quarter ended March 31, 2020.

Average Annual Total Returns for the period ending December 31, 2025

Cambria Global Momentum ETF	1 Year	5 Year	10 Year
Return Before Taxes	20.05%	8.34%	6.62%
Return After Taxes on Distributions	18.91%	7.35%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares	12.22%	6.21%	4.98%
Bloomberg Global Aggregate Index (Reflects no deduction for fees, expenses or taxes)	8.17%	-2.15%	1.26%
MSCI ACWI Index (Reflects no deduction for fees, expenses or taxes)	22.87%	11.70%	12.28%
S&P Balanced Equity & Bond Moderate Index (Reflects no deduction for fees, expenses or taxes)	13.06%	6.25%	8.11%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Investment Advisers

Cambria Investment Management, L.P. serves as the investment adviser to the Fund. Tidal Investments LLC serves as the sub-adviser (the “Sub-Adviser”) to the Fund.

Portfolio Managers

Mebane T. Faber, Chief Investment Officer of Cambria, and Jonathan Keetz, Chief Operating Officer of Cambria, are the portfolio managers for the Fund. Mr. Faber has managed the Fund since its inception in November 2014, and Mr. Keetz has managed the Fund since September 1, 2024.

Purchase and Sale of Fund Shares

Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at http://www.cambriafunds.com/gmom.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CIM-GMOM-SMP-0926